UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2014

Rockwood Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of Principal Executive Offices, including Zip Code)

(609) 514-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Merger Agreement

On July 15, 2014, Rockwood Holdings, Inc., a Delaware corporation (“Rockwood”), Albemarle Corporation, a Virginia corporation (“Albemarle”), and Albemarle Holdings Corporation, a Delaware corporation and wholly-owned subsidiary of Albemarle (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Rockwood, with Rockwood as the surviving entity (the “Merger”). As a result of the Merger, Rockwood will become a wholly-owned subsidiary of Albemarle.

At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of Rockwood (other than shares owned, directly or indirectly, by Albemarle, Rockwood or Merger Sub or any stockholder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law) will convert into the right to receive (x) $50.65 in cash, without interest, and (y) 0.4803 of a share of common stock, par value $0.01 per share, of Albemarle (“Albemarle Stock”) ((x) and (y) together, the “Merger Consideration”).

Albemarle and Rockwood have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants:

•                                          to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger;

•                                         that Rockwood will convene and hold a meeting of its stockholders to consider and vote upon the adoption of the Merger Agreement;

•                                          that Albemarle will convene and hold a meeting of its stockholders to consider and vote upon the approval of the issuance by Albemarle of the shares of Albemarle Stock to be paid as part of the Merger Consideration;

•                                          that, subject to certain exceptions, the boards of directors of Albemarle and Rockwood will each recommend approval by its respective stockholders of (A) the issuance of shares in connection with the merger (in the case of Albemarle) and (B) the Merger Agreement (in the case of Rockwood); and

•                                          not to (A) solicit or, subject to certain exceptions, knowingly facilitate or encourage any inquiry or proposal relating to alternative business combination transactions, or (B) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any nonpublic information in connection with, proposals relating to alternative business combination transactions.

Prior to the effective time of the Merger (the “Effective Time”), Albemarle will (i) increase the number of directors that constitute the board of directors of Albemarle (the “Albemarle Board”) as of the Effective Time from ten to eleven; (ii) secure the resignation of two members of the Albemarle Board such that as of the Effective Time the Albemarle Board will have three vacancies; and (iii) appoint to the Albemarle Board, effective as of the Effective Time, three individuals (the “Rockwood Designees”) designated by the board of directors of Rockwood.  The Rockwood Designees will serve on the Albemarle Board until the next annual meeting of Albemarle’s stockholders and will be nominated for election at such meeting to serve until the next subsequent annual meeting of Albemarle’s stockholders.

In the Merger Agreement, Albemarle and Rockwood have committed to use their reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in the Merger Agreement, to consummate the Merger and the other transactions contemplated thereby.

Consummation of the Merger is subject to customary conditions, including (i) approval by the Albemarle stockholders of the issuance of the shares of Albemarle Stock required to be issued in the Merger, (ii) adoption by the Rockwood stockholders of the Merger Agreement, (iii) declaration of the effectiveness by the Securities and Exchange Commission of the Registration Statement on Form S-4 to be filed with the SEC by Albemarle in connection with the registration of the shares of Albemarle Stock to be issued in the Merger, (iv) approval for listing on the New York Stock Exchange the shares of Albemarle Stock to be issued in the Merger and any other such shares to be reserved for issuance in connection with the Merger, (v) absence of any law or order (whether temporary or permanent) prohibiting or making illegal the consummation of the Merger, and (vi) obtaining antitrust and other regulatory approvals in the United States and certain other jurisdictions.  Consummation of the Merger is not conditioned on financing or the pending sale of Rockwood’s titanium dioxide pigments, color pigments and services, timber treatment chemicals, rubber/thermoplastic compounding and water chemistry businesses to Huntsman International LLC.

The Merger Agreement contains certain termination rights for both Albemarle and Rockwood, including the right of Rockwood, prior to the adoption of the Merger Agreement by the Rockwood stockholders, to terminate the Merger Agreement to enter into an agreement that provides for a “Superior Company Proposal” (as defined in the Merger Agreement), so long as Rockwood complies with certain notice and other requirements set forth in the Merger Agreement. In connection with any such termination and under other specified circumstances, Rockwood must pay Albemarle a termination fee of $180 million.  In connection with the termination of the Merger Agreement under other specified circumstances, Albemarle must pay Rockwood a termination fee of $300 million.  If the Merger Agreement is terminated because either party fails to receive the necessary approval of its stockholders in connection with the Merger, then that party would be obligated to reimburse the expenses of the other party, up to a cap of $25 million.  Any such expense reimbursement would offset any termination fee payable under the terms of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other financial or other information about Albemarle, Rockwood, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to important qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders.  Albemarle’s and Rockwood’s investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Albemarle, Rockwood, or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Albemarle and Rockwood.

Financing the Merger

Albemarle has advised Rockwood that it expects to fund the aggregate cash portion of the Merger Consideration (the “Cash Consideration”) using (i) $2.2 billion of cash on hand at Albemarle, Rockwood and their respective subsidiaries and (ii) $1.5 billion in debt financing from the proceeds of new senior notes to be issued by Albemarle.

Albemarle has obtained financing commitments to cover, if necessary, up to the entire amount of the Cash Consideration, pursuant to a commitment letter (“the Commitment Letter”) entered into on July 15, 2014, among Albemarle, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Pursuant to the Commitment Letter, Bank of America has also agreed to provide a $750 million replacement revolving credit facility in the event that proposed amendments to Albemarle’s existing revolving credit facility in connection with the acquisition cannot be obtained.  The funding of the facilities provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) execution and delivery of definitive documentation with respect to such facilities in accordance with the terms sets forth in the Commitment Letter and (ii) consummation of the Merger.

Item 5.01(b).  Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K concerning the structure and effects of the Merger and the related transactions is hereby incorporated by reference into this Item 5.01(b).

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2014, in anticipation of entering into the Merger Agreement, the Board of Directors of Rockwood agreed to make a payment of $2.0 million to each of Robert J. Zatta, Acting Chief Executive Officer and Chief Financial Officer of Rockwood, and Thomas J. Riordan, Executive Vice President and Chief Administrative Officer of Rockwood, upon the closing of the Merger, in each case contingent on his continued employment at Rockwood at the time of the closing of the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 15, 2014, between Rockwood Holdings, Inc., Albemarle Corporation and Albemarle Holdings Corporation

Important Information for Stockholders and Investors

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Albemarle or Rockwood or a solicitation of any vote or approval. In connection with the proposed transaction, Albemarle and Rockwood will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (“SEC”), and Albemarle will file a Registration Statement on Form S-4 with the SEC. STOCKHOLDERS OF EACH COMPANY AND OTHER INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders and investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Albemarle and Rockwood, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the registration statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, USA, Attention: Investor Relations, Telephone: +1 225-388-7322, or to Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, USA, Attn: Investor Relations, Telephone +1 609-524-1109.

Participants in Solicitation

Albemarle, Rockwood, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Albemarle’s directors and executive officers is available in its proxy statement filed with the SEC by Albemarle on March 28, 2014, and information regarding Rockwood’s directors and executive officers is available in its proxy statement filed with the SEC by Rockwood on March 28, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of Albemarle, Rockwood and the combined businesses of Albemarle and Rockwood and with respect to the transaction and the anticipated consequences and benefits of the transaction, the targeted close date for the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, cash flow generation, costs and cost synergies, portfolio diversification, economic trends, outlook and all other information relating to matters that are not historical fact.  These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts.  Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Albemarle or Rockwood to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation: the receipt and timing of necessary regulatory approvals; the ability to finance the transaction; the ability to successfully operate and integrate Rockwood’s operations and realize estimated synergies; changes in economic and business conditions; changes in financial and operating performance of major customers and industries and markets served by Albemarle or Rockwood; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for products; limitations or prohibitions on the manufacture and sale of products; availability of raw materials; changes in the cost of raw materials and energy; changes in markets in general; changes in laws and government regulation impacting operations or products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting manufacturing operations or joint ventures; changes in accounting standards; changes in the jurisdictional mix of the earnings of Albemarle or Rockwood and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; and decisions that Albemarle or

Rockwood may make in the future.  In addition, certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in Albemarle’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Albemarle with the SEC on February 25, 2014, and Rockwood’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Rockwood with the SEC on March 4, 2014. These forward-looking statements speak only as of the date of this communication. Each of Albemarle and Rockwood expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/Michael W. Valente
		Name:	Michael W. Valente
		Title:	Assistant Secretary

Dated: July 18, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 15, 2014, between Rockwood Holdings, Inc., Albemarle Corporation and Albemarle Holdings Corporation